UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              --------------------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



                                 March 10, 2005
                        ---------------------------------
                                 Date of Report
                        (Date of earliest event reported)


                           Access National Corporation
                           ---------------------------
             (Exact name of registrant as specified in its charter)



         Virginia                     000-49929                 82-0545425
--------------------------        -----------------        -------------------
      (State or other                (Commission              (IRS Employer
       jurisdiction                  File Number)           Identification No.)
     of incorporation)



              1800 Robert Fulton Drive, Suite 300, Reston, VA 20191
              -----------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (703) 871-2100
              -----------------------------------------------------
              (Registrant's telephone number, including area code)


                                         n/a
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02         Results of Operations and Financial Condition.

Access National Corporation (Nasdaq: ANCX) released its unaudited financial results on March 10, 2005 for the quarter and year ended December 31, 2004. A copy of the press release detailing the summary results is attached hereto as
Exhibit 99.1.

Item 9.01         Financial Statements and Exhibits.

Attached are the forms of award under the Access National Corporation 1999 Stock Option Plan (as restated effective April 22, 2003) and a copy of the press release of the company's unaudited financial results for the quarter and year ended December 31, 2004.


Exhibit 10.5.1    Form of Incentive Stock Option Agreement for Employee

Exhibit 10.5.2    Form of Incentive Stock Option for Employee-Director

Exhibit 10.5.3    Form of Non-Qualified Stock Option Agreement for Director


Exhibit 99.1      Press Release, dated March 10, 2005

                                   Signatures

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               ACCESS NATIONAL CORPORATION
                                                      (Registrant)


Date:  March 15, 2005               By:   /s/ Michael W. Clarke
                                        ---------------------------------------
                                    Name:   Michael W. Clarke
                                    Title:  President & Chief Executive Officer